Social Amplification

PeopleString Corporation
Darin M. Myman
Chairman and Chief Executive Officer

OTCBB: PLPE

Confidential Information

For Private Use only. Not for public Distribution.

Statements about the future expectations of PeopleString Corporation, and all other statements in this document other than historical facts, are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and as that term is defined in the Private Securities Litigation Reform Act of 1995. PeopleString Corporation intends that such forward-looking statements shall be subject to the safe harbors created thereby. Since these statements involve certain risks and uncertainties and are subject to change at any time, PeopleString Corporation's actual results could differ materially from expected results.

About PeopleString

- Founded in Jan-09 – Public Company Jan-11 (OTCBB: PLPE)
- Headquartered in Red Bank, NJ – 12 full-time employees
- Experienced Management Team
- Unique Marketing Plan for Large, Growing Market
- Patent Pending "InstaPortal" & "ShareItUp" Technologies



Traffic Rank
Reach
Pageviews
Pageviews/User
Bounce %
Time on Site
Search %
Daily Reach (percent)
peoplestring.com
0.1
0.05
0
Dec
Jan
Feb
Mar
Apr
May
Percent of global Internet users who visit peoplestring.com:
Reach
Change
Yesterday 0.12600 +20%
7 day 0.10900 +8%
1 month 0.10700 +3%
3 month 0.09700 +108%

100% Viral Growth

Additional Information

- Unique monthly visitors: 1.8M
- New members: 1,500+ daily
- Average time on site: 11 minutes

Financial Highlights

Balance Sheet Data	June 30, 2011	December 31, 2010
▪ Total Assets	$1.2M	$0.6M
▪ Total Liabilities	$0.2M	$0.3M
▪ Stockholder's equity	$1.0M	$0.3M

Operating Data	2010	2009	
▪ Financing	$ --	$0.5M	*Additional $1.2M financing May-11*
▪ Revenue	$2.7M	$0.7M	
▪ Net earnings (loss)	$0.1M	$(0.3)M	

Cap Table Class	(September 9, 2011) Shares	Directors & Officers[1]
▪ Common	37,018,500	13,025,100
▪ Options	16,394,500	4,650,000
▪ Warrants	4,800,000	--
▪ Debt	--	--
▪ Common & Convertibles	58,213,000	17,675,100

(1) *Directors & Officers includes 5,475,600 shares of PeopleString common stock held by BigString Corporation; Darin Myman, Robert DeMeulemeester and Adam Kotkin are directors of BigString Corporation and Darin Myman and Robert DeMeulemeester are officers of BigString Corporation.*

Social Amplification Platforms

- **The PeopleString Social Network & Portal Technology is a Social Rewards platform that allows users to share in the revenue they help generate.**


YOUR Social Portal
Where You Own the Web

- **PeopleDeals is a Social Media Marketing Platform that creates direct social connections between small businesses and consumers**

people deals
Share it up

- **ShareItUp Technology allows any business to instantly create Social Coupons and Deals that go up in Value the more they are shared.**

shareItUp

What is Social Media?

Social Media is our social interactions with our friends, family and associates.

Currently marketers and advertisers are leveraging our social graphs for their benefit



Blogger
You Tube
RSS
WordPress
twitter
facebook
flickr
You Tube
LIFE
phpBB
you
digg
myspace
USTREAM
widgets

They want our **SOCIAL AMPLIFICATION** of their message for free

Social Amplification

- Leverage existing customers & fan base with deals and coupons that reward sharing.

- Fans spread the word through their networks to get better deals.


Tier 3
1,757,600 Fans
Tier 2
676,000 Fans
Tier 1
260,000 Fans
100,000 Fans

28X
Amplification

The average Facebook users has 130 friends. April, 2011.

Fact: If you can convince only 2% of fans to share your offer, starting with your existing 100,000 fans, you'll reach 2,793,600 NEW POTENTIAL CUSTOMERS within only 3 tiers of sharing.

Advertising Evolution

Traditional


Large
Local
Global
SMB
Advertising ($Billions)
Consumers

Social Media + Amplification


Large
Local
Global
SMB
Incentive
Consumer
Personal Rec. + Incentive

Value Both Ways:

- Cost savings
- Time savings
- Convenience
- Discover new services/products
- Self-serve option
- Increased perceived value

- High ROI
- Tap the lifetime value of customers
- Real-time Demand Management
- Very Measurable & Trackable

Help Businesses create Awareness, Loyalty and Sales

Local Deal Landscape

Local deal market primarily served by traditional coupons and 'upstart' daily deals.

Daily Deals

- Groupon
- Living Social
- Daily Deal Clones

Traditional Coupons

- Val Pak
- Clipper Magazine
- Money Mailers

Still Expensive for Businesses...Lag Time to Launch Deal....Deal Clutter
No Social Amplification

Share It Up to Save More

- Consumers are rewarded with a better Deal for sharing with friends
- Receive a coupon that they can redeem with advertiser: no pre-paying
- Deals are geo-located so advertisers only reach consumers in target area
- Easy to use Business interface allows advertisers to create and launch "Share it Up' campaigns in minutes 24/7
- Social & Mobile Deals

Share It Up Platforms

Social, Web & Email


people deals
Find Deals
My Deals
How it Works
Search
Annie's Salon and Spa
10% off haircut
10% Off
50% Off
Share it up
Time Left
Expires
Current Shares

iPhone & Android


iPod
4:49 PM
people deals
Share it up
Find Deals
My Deals
Recent
Settings
Check In
About
Google Search

people deals
Share it up

share It Up

Success Based Social Media Marketing

Cost Per Share

CPS

Innovative Financial Model

- Cost per Share ("CPS "): Advertisers only pay when their deal been shared up in value
- CPS is a more effective solution than CPM, CPC & CPA models due to Amplification and trusted recommendations
- Success Based Marketing for Local, National & Global Advertisers

Feet on the Street

- Over 1,000 Sales Affiliates that each paid $350 for the right to market the PeopleDeals Social Marketing Platform
- Receive 30% Commission
- Multi-Tiered Affiliate channel…sales people are incented to find additional sales consultants



Registration for a PeopleDeals Affiliate Account
Enter the exciting and fast growing business of Local Social Marketing by representing our new PeopleDeals and Share It Up Technology.
AE Free Account
Includes
10% Direct Sales
3% on 5 Additional Levels
Get Paid Every Month
Performance Incentives
Sign Up
AE Package
Limited Time Offer One Time Setup Fee $350
Higher Payouts
30% Direct Sales
5% on 5 Additional Levels
Get Paid Every 2 Weeks
Performance Incentives
Communications & Marketing Suite
Bonus Commissions
Bonus Revenue Sharing
Bonus Leads
Sign Up

Agency & Brand Solutions

- Enterprise Opportunities for Share It Up

shareItUp Coupons

Instantly Create & Launch shareItUp Social Coupons and Deals that go up in value the more they are shared with the customers you want to reach. Save on traditional media costs by rewarding your customers and visitors for spreading your offers. You decide exactly how much your offer goes up in value and how many customers you want to shareItUp to reach each level.

Leverage your Facebook Fans & Twitter Followers

Now you can Launch campaigns within minutes from your Facebook page or Twitter Account and put your Facebook fans and Twitter followers to work, allowing them to shareItUp and save more on your deals. Your fans already like you and now you can amplify their social networks to expand your reach with your exact target audience.

Take Control with shareitUp Utilities and API's

We provide you with a powerful set of marketing tools that allow you to launch shareItUp Offers where and when you want, using your website RSS feeds, email, and fan pages. You control how, when, and where your offers are launched and seen by your customers.

Social Portal…InstaPortal

- Create a User Generated Custom Homepage

  Featuring: "InstaPortal"

- InstaPortal allows you to put any part of any website on your homepage. The InstaPortal automatically updates every few minutes so you can see what's happening on your favorite sites at anytime

- Quickly preview your favorite sites

- Create tabs of Your favorite topics

- Patent Pending Technology


Insta Portal
Allows you to put any part of any website on your homepage.
Try It Now!
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Go To
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Insta Portal
Web
Images
Video
Local
Shopping
More
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TODAY - November 30, 2010
Mail
Answers
Autos
Dating
Finance
Games
Horoscopes
One family's hard fall from affluence
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PeopleString allows you to put any part of any website on your homepage. The Insta Portal automatically updates every few minutes so you can see what's happening on your favorite sites at anytime! Use the interface above to try it out!

Competitive Advantage

- Sustainable Competitive Advantage
  - Patent Pending Technologies
  - Differentiated Product Offering
  - First Mover Advantage
- Effective Viral Marketing Program
- First to Offer Cost Per Share©
- Enormous Global Market Opportunity
- Scalable and Compelling Business Model that results in a recurring revenue stream and high margins